FOR IMMEDIATE RELEASE

GENERAL FINANCE CORPORATION CEO INTERVIEWED BY THE WALL STREET REPORTER

PASADENA, CA – November 20, 2012 – General Finance Corporation (NASDAQ: GFN), the parent company of businesses in the mobile storage, modular space and liquid containment industries (the “Company”), today announced that General Finance’s President and CEO, Ronald Valenta has conducted an interview with the Wall Street Reporter.

In the interview, Valenta discusses General Finance Corporation’s continued execution of its growth strategy at its two primary operating subsidiaries, Royal Wolf Holdings Limited (ASX:RWH) and Pac-Van, Inc.  The interview provides an overview of the business, the drivers of recent growth, trends in the portable services sector, and goals for both Royal Wolf and Pac-Van.

The Wall Street Reporter (est. 1843) is a leading online, market news provider that brings current news and market insight to investors and gives investors direct access to CEOs of promising, publicly-traded companies. Wall Street Reporter’s global investor audience consists primarily of hedge fund managers, investment advisors, analysts, investment bankers, and self-directed individual investors managing over $2 trillion in capital worldwide.

To listen to the complete interview, please follow the link below:

http://www.wallstreetreporter.com/2012/11/general-finance-corporation-nasdaqgfn-ceo-interview/

About General Finance Corporation

Headquartered in Pasadena, California, General Finance Corporation (NASDAQ: GFN, www.generalfinance.com) is the parent company of businesses in the mobile storage, modular space and liquid containment (“portable services”) industries.  Management’s expertise in these sectors drives disciplined growth strategies, operational guidance, effective capital allocation and capital markets support for the Company’s subsidiaries.  The Company’s two principal subsidiaries are majority-owned Royal Wolf Holdings Limited (www.royalwolf.com.au), the leading provider of portable storage solutions in the Asia-Pacific regions of Australia and New Zealand, and wholly-owned Pac-Van, Inc. (www.pacvan.com), a prominent regional provider of portable storage, office and liquid storage tank containers, mobile offices and modular buildings in North America.  Royal Wolf’s shares trade on the Australian Securities Exchange under the symbol RWH.

Cautionary Statement about Forward-Looking Statements

Statements in this news release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, statements addressing management’s views with respect to future financial and operating results, competitive pressures, market interest rates for our variable rate indebtedness, our ability to raise capital or borrow additional funds, changes in the Australian, New Zealand or Canadian dollar relative to the U.S. dollar, regulatory changes, customer defaults or insolvencies, litigation, acquisition of businesses that do not perform as we expect or that are difficult for us to integrate or control, our ability to procure adequate levels of products to meet customer demand, adverse resolution of any contract or other disputes with customers, declines in demand for our products and services from key industries such as the Australian mining industry or the U.S. construction industry or a write-off of all or a part of our goodwill and intangible assets. These involve risks and uncertainties that could cause actual outcomes and results to differ materially from those described in forward-looking statements. We believe that the expectations represented by our forward-looking statements are reasonable, yet there can be no assurance that such expectations will prove to be correct. Furthermore, unless otherwise stated, the forward-looking statements contained in this press release are made as of the date of the press release, and we do not undertake any obligation to update publicly or to revise any of the included forward-looking statements, whether as a result of new information, future events or otherwise unless required by applicable law. The forward-looking statements contained in this press release are expressly qualified by this cautionary statement. Readers are cautioned that these forward-looking statements involve certain risks and uncertainties, including those contained in filings with the Securities and Exchange Commission.

Investor/Media Contact

Larry Clark
Financial Profiles, Inc.
310-478-2700 ext. 29

#########